STATE OF SOUTH CAROLINA COUNTY OF GREENVILLE	) IN THE COURT OF COMMON PLEAS ) ) CASE NO. 2020-CP-23-04441

Paul Parshall, Derivatively on Behalf of World Acceptance Corp.,	) )
)
Plaintiff,	)
)
vs.	) )	STIPULATION AND AGREEMENT OF SETTLEMENT
)
R. Chad Prashad, Ken E. Bramlett, Jr.,
Charles D. Way, Darrell E. Whitaker,
Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander McClean, III, and James Gilreath,

Defendants,

and

World Acceptance Corp.,

Nominal Defendant
__________________________________
) ) ) ) ) ) ) ) ) ) ) ) ) )

This Stipulation and Agreement of Settlement, dated March 31, 2023 (the “Stipulation”), is made and entered into by and among the following parties, and by and through their respective counsel: (i) Plaintiff Paul Parshall (“Parshall” or “Plaintiff”) (acting derivatively on behalf of World Acceptance Corporation); and (ii) Defendants R. Chad Prashad, Ken E. Bramlett, Jr., Charles D. Way, Darrell E. Whitaker, Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander McClean, III, and James Gilreath (the “Individual Defendants”) (together with Plaintiff, the “Settling Parties”). This Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims[1] upon this Court’s approval and subject to the terms and conditions below.
I. BRIEF OVERVIEW OF THE ACTION

A. Commencement and Consolidation of the Derivative Action

On September 25, 2020, Plaintiff Parshall filed a shareholder derivative action on behalf of World Acceptance for, inter alia, breach of fiduciary duty and corporate waste in the South Carolina State Court of Common Pleas for Greenville County (the “Complaint”).

B. Defendants’ Motion to Dismiss

[1] All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in ¶ IV.1. herein.

On September 21, 2022, Defendants filed motions to dismiss the Complaint pursuant to Rule 12(b)(6) of the South Carolina Rules of Civil Procedure for failure to alleged facts sufficient to constitute a cause of action. The motions were fully briefed and were argued before the Court on December 22, 2022. Thereafter, the proceedings were stayed while the Settling Parties met and conferred regarding possible settlement.
C. Settlement Negotiations

Beginning in January 2023, the Settling Parties engaged in extensive efforts to settle the claims through negotiations by experienced legal counsel who could assess the strengths and weaknesses of their respective clients’ claims or defenses. Then, following lengthy, arm’s-length negotiations, on March 15, 2023, the Settling Parties reached an agreement in principle to settle the Derivative Action that was memorialized in a Settlement Term Sheet.
II. CLAIMS OF PLAINTIFFS AND BENEFITS OF SETTLEMENT

    Plaintiff and Plaintiff’s counsel believe that the claims asserted in the Derivative Action have merit; however, both recognize and acknowledge the expense and length of continued proceedings necessary to prosecute a Derivative Action against the Individual Defendants. Plaintiff and Plaintiff’s Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action. Based on their investigation and evaluation (detailed below), Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of World Acceptance and its shareholders.
Plaintiff’s Counsel has conducted an extensive investigation, including, inter alia: (i) reviewing World Acceptance’s press releases, public statements, SEC filings, and securities analysts’ reports and advisories about the Company; (ii) reviewing media reports about the Company; (iii) researching the applicable law with respect to the claims alleged in the Derivative Action and the potential defenses thereto; (iv) preparing and filing the Complaint; (v) reviewing and evaluating the merits of, and Defendants’ liability in connection with, the Derivative Action; (vi) reviewing the Company’s existing corporate governance policies and preparing an extensive settlement demand detailing proposed corporate governance reforms to strengthen the Company’s governance; (vii) participating in extensive settlement discussions; and (viii) negotiating this Stipulation and all the exhibits hereto.
Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and Plaintiff’s Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon World Acceptance and its shareholders and have agreed to settle the Derivative Action upon the terms and subject to the conditions set forth herein.

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

III. The Individual Defendants’ Denials of Wrongdoing and Liability

The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Derivative Action. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to World Acceptance or its shareholders, committed or engaged in any violation of law or wrongdoing whatsoever, or that Plaintiff, World Acceptance, or its shareholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Action or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of World Acceptance and its shareholders.
The Defendants are entering into this Settlement to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Pursuant to the terms set forth below, this Stipulation (including all the exhibits hereto) shall in no event be construed as, or deemed to be evidence of, an admission or concession by the Individual Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
IV. Terms of Stipulation and Agreement of Settlement

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiff (acting on his own behalf and derivatively on behalf of World Acceptance and its shareholders), by and through his attorneys of record, the Individual Defendants, and World Acceptance, by and through their respective attorneys of record, that in exchange for the consideration set forth below, the Derivative Action and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Action shall be dismissed with prejudice as to the Defendants, upon and subject to the terms and conditions of this Stipulation, as follows:

1. Definitions
As used in this Stipulation, the following terms have the meanings specified below:

1.1 “Corporate Governance Reforms” means the measures set forth in Exhibit A attached hereto.

1.2 “Court” means the South Carolina State Court of Common Pleas for Greenville County.

1.3 “Current World Acceptance Shareholders” means any Person who owned World Acceptance common stock as of the date of the execution of this Stipulation and who continues to hold such World Acceptance common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of World Acceptance, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest.
1.4 “Defendants” means, collectively, the Individual Defendants and World Acceptance.
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

1.5 “Defendants’ Counsel” means Womble Bond Dickinson (US) LLP, Wyche, P.A., Bryan Cave Leighton Paisner, LLP, Burl F. Williams, P.A., and King & Spalding, LLP.
1.6 “Derivative Action” means the action stylized Parshall v. Prashad, et al., Case No.
2020-CP-23-04441.

1.7 “Effective Date” means the first date by which all the events and conditions specified in ¶ 6.1 of this
Stipulation have been met and have occurred.
1.8 “Fee and Expense Amount” shall have the meaning defined in ¶ 4.1 hereof.

1.9 “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving this Stipulation, substantially in the form of Exhibit C attached hereto: (1) th expiration of the time to file a notice of appeal from the Judgment; (2) if an appeal has been filed, the Court of Appeals has either affirmed the Judgment or dismissed that appeal, and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the Court of Appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal challenging the award of the Fee and Expense Amount. Any proceeding or order, or any appeal or complaint for a writ of certiorari pertaining solely to the Fee and Expense Amount, shall not in any way delay or preclude the Judgment from becoming Final.
1.10 “Judgment” means the Final Order and Judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit C.
1.11 “Notice” means the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action, substantially in the form attached hereto as Exhibit B-1.
1.12 “Person” or “Persons” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any other business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.
1.13 “Plaintiff” means Paul Parshall.

1.14 “Plaintiff’s Counsel” means Holcomb Bomar, P.A. and Rigrodsky Law, P.A.

1.15 “Related Persons” means a Person’s past or present subsidiaries, parents, agents, officers, directors, partners, principals, employees, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns, or other individual or entity in which the Person has a controlling interest, and each and all of their respective past and present officers,
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

directors, partners, principals, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns. “Related Person” means, individually, any of the Related Persons.
1.16 “Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues, and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts, or liabilities whatsoever), and claims for relief of every nature and description whatsoever, known or Unknown (as defined in ¶ 1.20 below), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, foreseen or unforeseen, whether arising under federal or state statutory or common law, or any other law, rule, or regulation, whether foreign or domestic, that Plaintiff, World Acceptance, or any World Acceptance shareholder, derivatively on behalf of World Acceptance, (i) asserted in the Complaint, or (ii) could have asserted in the Derivative Action or in any other proceeding in any forum that concern, arise out of, are based upon, are related to, or are in consequence of any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances that were involved, set forth, or referred to in the Complaint or that would have been barred by res judicata had the Derivative Action been litigated to a final judgment, or could be asserted against Plaintiff that arise out of or relate in any way to the institution, prosecution, or settlement of the claims against Defendants in the Action, except for claims relating to the enforcement of the Settlement; provided, however, that the Released Claims shall not include any claims by World Acceptance, any of its current or former directors, officers, employees, or any other Person claiming coverage under an insurance policy against the insurer(s) under such policy and that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
1.17“Released Persons” means, collectively, Plaintiff, each of the Individual Defendants,
World Acceptance, and each and all the Related Persons of the Individual Defendants and World
Acceptance. “Released Person” means, individually, any of the Released Persons.
1.18 “Settlement” means the agreement, terms, and conditions contained in this Stipulation, and its exhibits.
1.19 “Settlement Hearing” means any hearing or hearings at which the Court will consider final approval of the Settlement.
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

1.20 “Unknown Claims” means (i) any Released Claims that Plaintiff, World Acceptance, or a World
Acceptance shareholder does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, including claims that, if known by him, her, or it, might have affected their, his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Settling Parties shall expressly waive, and each of World Acceptance’s shareholders and the Released Persons shall be deemed to have, and by operation of the Judgment shall have, expressly waived the provisions, rights, and benefits conferred by or under California Civil Code § 1542 (“§ 1542”) or any other law of the United States or any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to § 1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE
CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO
EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE
RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE
MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR
OR RELEASED PARTY.

Even if any of the Settling Parties, World Acceptance’s shareholders, and the Released Persons hereafter discover facts in addition to, or different from, those which they or any of them now know or believe to be true with respect to the subject matter of the Released Claims, it is nonetheless the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, whether known or Unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, or hereafter may exist, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and World Acceptance’s shareholders and the Released Persons shall be deemed by operation of law and the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.
1.21 “World Acceptance” or the “Company” means World Acceptance Corporation, a South Carolina corporation, including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.
2. Adoption of Corporate Governance Reforms and Acknowledgement of Benefits Resulting from the
Derivative Action
2.1 The World Acceptance Board will adopt, implement, and maintain the Corporate Governance Reforms
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

upon the terms and conditions set forth in Exhibit A attached hereto within a period of thirty (30) calendar days from the Effective Date of the Settlement.
2.2 The Board will adopt resolutions and amend committee Charters and/or By-Laws necessary to ensure adherence to the Corporate Governance Reforms set forth in Exhibit A attached hereto.
2.3 World Acceptance and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms detailed in Exhibit A attached hereto confer substantial and material benefits upon the Company and its shareholders, and that the filing, prosecution, and resolution of the
Derivative Action was a substantial cause for the implementation of the Corporate Governance Reforms detailed in Exhibit A attached hereto.
3. Notice and Approval

3.1 Promptly after execution of this Stipulation, Plaintiff shall submit this Stipulation, together with its exhibits, to the Court and shall apply for entry of an order (the “Preliminary Approval Order”), substantially in the form of Exhibit B attached hereto, requesting: (i) preliminary approval of the Settlement set forth in this Stipulation; (ii) approval of the form and manner of providing Notice (as defined below in ¶ 3.2); and
(iii) a date for the Settlement Hearing.
3.2 Notice shall consist of the approved Notice of Pendency and Proposed Settlement of Shareholder
Derivative Action (the “Notice”), which shall summarize the general terms of the Settlement set forth in this Stipulation and shall specify the date of the Settlement Hearing, substantially in the form attached hereto as Exhibit B-1.
3.3 World Acceptance shall undertake the administrative responsibility for publication of the Notice as set forth herein and shall be responsible for paying the costs and expenses related thereto. Within ten (10)
calendar days after the entry of the Preliminary Approval Order, World Acceptance shall file a Form 8-K with the SEC which shall include as attachments the Notice itself and the Stipulation. The Settling Parties believe the content and manner of the Notice, as set forth in this paragraph, constitutes adequate and reasonable notice of the Settlement to all Persons entitled to receive such notice pursuant to applicable law and due process. Prior to the Settlement Hearing, Defendants shall file with the Court an appropriate affidavit or declaration with respect to the filing of the Notice and Stipulation via a Form 8-K with the SEC.
3.4 The Settling Parties agree to request that the Court hold a Settlement Hearing in the Derivative Action within sixty (60) calendar days after Notice is given, during which the Court will consider and determine whether the Judgment, substantially in the form of Exhibit C attached hereto, should be entered: (a)
approving the terms of the Settlement as fair, reasonable, and adequate; and (b) dismissing with prejudice the Derivative Action against the Defendants.
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

3.5 Pending the Effective Date, the Settling Parties agree that all proceedings and discovery in the
Derivative Action should be stayed.
4. Plaintiff’s Counsel’s Separately Negotiated Attorneys’ Fees and Expenses

4.1 After negotiating the principal terms of the Settlement, Plaintiff’s Counsel, World Acceptance, the
Individual Defendants, and their insurers, separately negotiated the attorneys’ fees and expenses the
Individual Defendants and/or their insurers would pay to Plaintiff’s Counsel based on the substantial benefits conferred upon World Acceptance and its shareholders by the Settlement. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts, which the Individual Defendants and World Acceptance expressly acknowledge, the Individual Defendants’ insurers agreed to pay $700,000.00 in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”).
4.2 Payment of the Fee and Expense Amount shall be paid into an escrow account controlled by Rigrodsky
Law, P.A., as receiving agent for Plaintiff’s Counsel, within thirty (30) calendar days of the Judgment becoming Final Judgment.
4.3 The payment of the Fee and Expense Amount pursuant to ¶¶ 4.1 and 4.2 hereof shall constitute final and complete payment for Plaintiff’s Counsel’s attorneys’ fees, expenses, and costs.
5. Releases
5.1 Upon the Effective Date, Plaintiff (acting on his own behalf, and derivatively on behalf of World
Acceptance and its shareholders), World Acceptance, and any Person acting on behalf of World
Acceptance, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the
Individual Defendants and each and all of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.
5.2 Upon the Effective Date, Plaintiff (acting on his own behalf, and derivatively on behalf of World
Acceptance and its shareholders), World Acceptance, and any Person acting on behalf of World
Acceptance, shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the
Released Claims against any of the Individual Defendants or any other Released Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.
5.3 Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Stipulation.
6. Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

6.1 The Effective Date shall be conditioned on the occurrence of all of the following events:
a.Court approval of the method of providing Notice, substantially in the form of Exhibit B-1
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

attached hereto;
b.dissemination of the Notice as set forth in ¶ 3.3;
c.entry of the Judgment, substantially in the form of Exhibit C attached hereto, approving the
Settlement without awarding costs to any party, except as provided herein;
d.the payment of the Fee and Expense Amount in accordance with ¶¶ 4.1-4.2; and
e.the passing of the date upon which the Judgment becomes Final.

6.2 If any of the conditions specified above in ¶ 6.1 are not met, then this Stipulation shall be canceled and terminated subject to ¶ 6.3, unless counsel for the Settling Parties mutually agree in writing to proceed with this Stipulation.
6.3 If for any reason the Effective Date does not occur, the Judgment does not become
Final, or if this Stipulation is canceled or terminated in accordance with its terms: (a) all Settling
Parties shall be restored to their respective positions in the Derivative
Action that existed immediately prior to the date of execution of this Stipulation; all releases delivered in connection with this Stipulation shall be null and void, except as otherwise provided for in this Stipulation; (c) the Fee and Expense Amount paid to Plaintiff’s Counsel shall be refunded and returned within ten (10) business days after written notification is sent by
Defendants’ Counsel; (d) the terms and provisions of this Stipulation (other than those set forth in
¶¶ IV.1.1IV.1.22, IV.6.2-IV.6.3, and IV.7.4-IV.7.5 hereof) shall have no further force or effect with respect to the Settling Parties and shall not be used in the Derivative Action or in any other proceeding for any purpose; and (e) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in the Derivative Action, or in any other action or proceeding.
6.4 No order of the Court, modification, or reversal on appeal of any order of the Court concerning the Fee and Expense Amount or any interest awarded by the Court to Plaintiff’s Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.
7. Miscellaneous Provisions
7.1 The Settling Parties (a) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

terms and conditions of the Stipulation expeditiously.
7.2 The Settling Parties agree that the Released Claims are being settled voluntarily. The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiff and World
Acceptance and its shareholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon, or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Released Person as to the merits of any claim, allegation, or defense. No Settling Party or Related Person of a Settling Party shall assert any claims for violation of Rule 11 of the South Carolina Rules of Civil Procedure, or any other similar laws relating to the institution, prosecution, defense, and/ or settlement of the Derivative Action.
7.3 Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the
Released Claims other than those incident to the Settlement itself; provided, however, that World
Acceptance, the Individual Defendants, and any Released Person may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.
7.4 Neither the Settlement, this Stipulation (including any exhibits attached hereto), nor any act performed or document executed pursuant to, or in furtherance of, the Stipulation or the Settlement: (a) is, may be
deemed to be, or may be offered, attempted to be offered, or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released
Persons or World Acceptance; or (b) is, may be deemed to be, or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the
Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.
7.5 All designations and agreements made and orders entered during the course of this Derivative
Action relating to the confidentiality of documents or information shall survive this Settlement.
7.6 All exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
7.7 In the event that there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any exhibit hereto, the terms of this Stipulation shall prevail.
7.8 This Stipulation may be amended or modified only by a written instrument signed by, or on behalf
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

of, all Settling Parties or their respective successors-in-interest.
7.9 This Stipulation shall be deemed drafted equally by all parties hereto.
7.10 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling
Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents.
7.11 The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Action (including, without limitation, the Settlement Term
Sheet), and no parol evidence or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed.
7.12 It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than, or different from, the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective, and not subject to termination by reason of any such different facts or law.
7.13 Except as otherwise expressly provided herein, all parties, including all Individual
Defendants, World Acceptance, Defendants’ Counsel, Plaintiff, and Plaintiff’s Counsel, shall bear their own fees, costs, and expenses.
7.14 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.
7.15 Plaintiff represents and warrants he has not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.
7.16 Each counsel or other Person executing this Stipulation or any of its exhibits on behalf of any party hereto, hereby warrants that such Person has the full authority to do so.
7.17 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and the Released
Persons, and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives.
7.18 Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party.
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

7.19 The Stipulation and the exhibits attached hereto may be executed in one or more counterparts. A facsimiled or PDF signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts, including facsimile and/or PDF counterparts, shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
7.20 Without affecting the finality of the Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to interpretation, implementation, and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the
Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation, and the
Judgment, and for matters arising out of, concerning, or relating thereto.
7.21 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed, delivered, and wholly performed in the State of South Carolina, and the rights and obligations of the
Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of South Carolina without giving effect to South Carolina’s choice-of-
law principles.
7.22 The headings herein are used for the purpose of convenience only and are not meant to have legal effect.
7.23 Nothing in this Stipulation, or the negotiations relating thereto, is intended to or shall be deemed to constitute a waiver of any applicable privilege or immunity, including, without limitation, the attorney-
client privilege, the joint defense privilege, or work product protection.
7.24 Without further order of the Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by themselves and/or by their duly authorized attorneys.
Dated March 31, 2023.

[SIGNATURES ON FOLLOWING PAGE]

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

HOLCOMBE BOMAR, P.A.

By:_/s/William B Darwin________

William B. Darwin, Jr. P.O. Box 1897
Spartanburg, SC 29304

Attorneys for Plaintiff Paul
Parshall,derivatively on behalf of World
Acceptance Corp.

RIGRODSKY LAW, P.A.

By:___/s/ Timothy J. MacFall_________
Seth D. Rigrodsky
Gina M. Serra
Timothy J. MacFall
825 East Gate Blvd., Suite 300 Garden City,
NY 11530

Attorneys for Plaintiff Paul Parshall,
derivatively on behalf of World Acceptance
Corp.

WOMBLE BOND DICKINSON (US) LLP

By:__/s/ Sterling Laney III_______
S. Sterling Laney III
550 South Main Street, Suite 400Greenville,
SC 29601

Robert R. Ambler, Jr.
James E. Connelly
271 17th Street NW, Suite 2400 Atlanta, GA
30363

Attorneys for Defendants R. Chad Prashad,
Ken E. Bramlett, Charles D. Way, Darrell E.
Whitaker, and Scott J. Vassalluzzo

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

WYCHE, P.A.

By: Alice Parham Casey (with express permission)

Alice Parham Casey
807 Gervais Street, Suite 301 Columbia, SC
29201

Attorneys for Defendant Janet Lewis
Matricciani

BRYAN CAVE LEIGHTON PAISNER LLP

By:_/s/John Bielman_______________

John Bielema
1201 W Peachtree St NW Atlanta, GA
30309

Attorneys for Defendant Janet Lewis
Matricciani

BURL F. WILLIAMS, P.A.

By: /s/ Burl Williams_________________
Burl F. Williams, Esq.
201 Riverplace, Suite 501 Greenville, SC
29601

Attorneys for Defendants Alexander
McLean, III and James Gilreath

KING & SPALDING LLP

By:_/s/ B. Warren Pope____________
Michael R. Smith
B. Warren Pope
Benjamin Lee
1180 Peachtree Street, NE Atlanta, GA
30309

Attorneys for Defendants Alexander
McLean, III and James Gilreath

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

WORLD ACCEPTANCE CORPORATION

By:_/s/ Luke Umstetter________________
Luke J. Umstetter
Senior Vice President, Secretary and
General Counsel
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

EXHIBIT A

116549.01049/125419537v.1

Exhibit A – Corporate Governance Reforms

Parshall v. Prashad, et al., Case No. 2020-CP-23-04441

I. Corporate Governance Reforms

The World Acceptance Corporation (“World Acceptance” or the “Company”) Board of Directors (“Board”) will adopt and/or maintain the corporate governance reforms (the “Corporate Governance Reforms”) detailed below within a period of third (30) calendar days from the Effective Date of the Derivative Settlement (as defined in the Stipulation and Agreement of Settlement dated March 31). The Board will adopt resolutions and amend committee Charters and/or Bylaws to ensure adherence to the following Corporate Governance Reforms.

Further, World Acceptance and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms detailed herein conferred and will confer substantial and material benefits upon the Company and its shareholders, and that the filing, prosecution and resolution of the Derivative Action was a substantial cause of the implementation of the Corporate Governance Reforms detailed below.

1.Expansion of the Company’s Board of Directors from 5 directors to 7 directors;

2.For a period of at least three (3) years from the date of the Derivative Settlement, implement and maintain a Board of at least seven (7) directors; in the event of a vacancy, the Board shall have a reasonable period of time to fill such vacancy;

3.For a period of at least three (3) years from the date of the Derivative Settlement, implementation and maintain a majority of independent directors on the Board, as defined under Nasdaq Rule IM-5605(a)(2);

4.The Company’s prior appointment of a new Director of Accounting;

5.The implementation of reforms to the Company’s internal accounting systems, including executive oversight of the Company’s payroll;

6.The Company’s prior appointment of a new Deputy General Counsel; and

7.For a period of at least three (3) years from the date of the Derivative Settlement, implement and maintain a Director of Quality Assurance and Continuous Improvement (or position of similar responsibilities) and maintain a Quality Assurance Program to better protect against fraud and violations of applicable laws and regulations through the use and development of automated systems and tools.

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

EXHIBIT B

STATE OF SOUTH CAROLINA COUNTY OF GREENVILLE	) IN THE COURT OF COMMON PLEAS ) ) CASE NO. 2020-CP-23-04441

Paul Parshall, Derivatively on Behalf of World Acceptance Corp.,	) )
)
Plaintiff,	)
)
vs.	) )	PRELIMINARY APPROVAL ORDER
)
R. Chad Prashad, Ken E. Bramlett, Jr.,
Charles D. Way, Darrell E. Whitaker,
Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander McClean, III, and James Gilreath,

Defendants,

and

World Acceptance Corp.,

Nominal Defendant
__________________________________

) ) ) ) ) ) ) ) ) ) ) ) ) )

This matter came before the Court on Plaintiff’s unopposed motion requesting that the Court enter an order: (i) preliminarily approving the proposed settlement (“Settlement”) of shareholder derivative claims brought on behalf of World Acceptance Corporation. (“WAC” or the “Company”) in accordance with the Stipulation and Agreement of Settlement dated March 31, 2023 (the “Stipulation”); (ii) approving the form and manner of the Notice of the Settlement to Current WAC Shareholders (“Notice”); and (iii) setting a date for the Settlement Hearing.[1]
WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, which will resolve the above-captioned shareholder derivative action brought on behalf of WAC (the “Action”);

WHEREAS, the Court finds, upon a preliminary evaluation, that the proposed Settlement falls within the range of possible approval criteria, provides a beneficial result for WAC and appears to be the product of serious, informed, non-collusive negotiations; and
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

WHEREAS, the Court also finds, upon a preliminary evaluation, that Current WAC Shareholders should be apprised of the Settlement through the Parties’ proposed Notice that they are allowed to file objections, if any thereto, and appear at the Settlement Hearing.
NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED AS FOLLOWS:
1.This Court preliminarily approves, subject to further consideration at the Settlement Hearing described below, the Settlement as set forth in the Stipulation as being fair, reasonable, and adequate.
2.A hearing shall be held on _______________, 2023 at ____ _.m., before the Honorable Robin B. Stilwell, Greenville County Courthouse, 305 E. North St., Greenville, SC 29601 (the “Settlement Hearing”), at which the Court will determine: (i) whether the terms of the Stipulation are fair, reasonable, and adequate; (ii) whether the Notice fully satisfies the requirements of due process and South Carolina Rule of Civil Procedure 23(b)(1); (iii) whether to enter the proposed Final Order and Judgment in its entirety (as set forth in Exhibit C to the Stipulation); (iv) whether the agreed-to Fee and Expense Amount should be approved; and (v) any other matters the Court may deem appropriate.
3.The Court reserves the right to: (i) approve the Settlement, with such modifications agreed upon by counsel for the Settling Parties without further notice to Current WAC Shareholders; and (ii) continue or adjourn the Settlement Hearing, by oral announcement at the hearing or at the adjournment thereof without further notice to Current WAC Shareholders; and (iii) the right to conduct the Settlement Hearing remotely without further notice to Current WAC Shareholders.
4.The Court finds that the form, substance, and dissemination of information to Current WAC Shareholders regarding the proposed Settlement in the manner set out in this order (“Preliminary Approval Order”) constitutes the best notice practicable under the circumstances and complies with due process, the South Carolina Rules of Civil Procedure, and all other applicable laws.
5.Within ten (10) days after the entry of this Preliminary Approval Order, WAC shall: (1) disseminate the Notice by filing it with the United States Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.
6.All costs incurred in the filing of the Notice shall be paid by WAC, and WAC shall undertake all administrative responsibility for the filing of the Notice.
7.Prior to the Settlement Hearing, Defendants’ Counsel shall file with the Court a declaration or affidavit with respect to the filing of the Notice as provided for in this Preliminary Approval Order.
8.Pending final approval of the Settlement, Plaintiff, Current WAC Shareholders, any other Related person, or anyone acting or purporting to act of any of the aforementioned persons are hereby barred and enjoined from filing, commencing, prosecuting, intervening in, participating in, or receiving any benefits or other relief from any other lawsuit, arbitration, or administrative, regulatory, or other proceeding (including a
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

motion or complaint in intervention in any such action or proceeding if the person or entity filing such motion or complaint in intervention purports to be acting as, on behalf of, for the benefit of, or derivatively for any of the above persons or entities) or order, in any jurisdiction or forum, as to the Released Persons based on or relating in any way to the Released Claims; provided, however, that WAC, the Individual Defendants, and any Released Persons may seek to prevent or stay any other action or claims seeking to assert any Released Claims.
9.Current WAC Shareholders who wish to object to the fairness, reasonableness or adequacy of the Settlement or to any term(s) of the Settlement must serve their objection upon both Plaintiff’s Counsel and Defendants’ Counsel (as set forth below) and file with the Court a statement of objection (“Objection”), which must be received and filed no later than ______________________, 2023 (which date shall be at least fourteen (14) calendar days before the date of the Settlement Hearing as initially set out in this Preliminary Approval Order). Any Objection must be done through a Current WAC Shareholder or their counsel, , at their own expense. Any Objection must set forth the specific facts and the legal justifications thereof. In addition, the Objection must include the caption of the Action and the following information: (i) the Current WAC Shareholder’s name, address, telephone number and e-mail address (if available); (ii) the number of shares of WAC stock the Current WAC Stockholder currently holds, together with third-party documentary evidence thereof, such as the most recent account statement showing current share ownership as of March 31, 2023 through the present, (iii) if the objection is made by the Current WAC Shareholder’s counsel, that counsel’s name, address, telephone number and e-mail address; (iv) a statement of specific objections to the Settlement, the grounds therefore, or the reasons to appear and be heard, and the attachment of all documents or writings in support thereof; (v) the identities of any witnesses such Person intends to call at the Settlement Hearing and a summary of their likely testimony; and (vi) a list––including dates, courts, case names and numbers, and disposition––of any other Settlements to which the individual or entity has objected during the previous seven (7) years.
10.Any attorney retained by a Current WAC Shareholder for the purpose of objecting must file a notice of appearance and serve the same upon both Plaintiff’s Counsel and Defendants’ Counsel (as set out below) on or before ______________________, 2023 (which shall be at least ten (10) calendar days before the date of the Settlement Hearing as initially set out in this Preliminary Approval Order).
11.Any Current WAC Shareholder who wishes to file an Objection does not need to attend the Settlement Hearing. However, any Current WAC Shareholder who files and serves a timely Objection pursuant to this Preliminary Approval Order may appear at the Settlement Hearing either in person or through counsel. Any Current WAC Shareholder’s counsel who intends to make an appearance at the Settlement Hearing must file with the Court and serve on Plaintiff’s Counsel and Defendants’ Counsel (as set out below) a
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

notice of intention to appear on or before _____________________, 2023 (which date shall be at least ten (10) calendar days before the date of the Settlement Hearing as initially set out in this Preliminary Approval Order).
12.Any submissions made pursuant to paragraphs 9 through 11 of this Preliminary Approval Order must be (i) sent or delivered to the following addresses:
a.The Court:

Clerk of Court
South Carolina Court of Common Pleas for the County of Greenville,
Thirteenth Judicial
Greenville County Courthouse 305 E. North St.
Greenville, SC 29601

b. Plaintiff’s Counsel:

William B. Darwin, Jr.
HOLCOMBE BOMAR, P.A.
P.O. Box 1897
Spartanburg, SC 29304

and

Seth D. Rigrodsky
Gina M. Serra
Timothy J. MacFall
RIGRODSKY LAW, P.A.
825 East Gate Boulevard, Suite 300
Garden City, NY 11530

c. Defendants’ Counsel:

S. Sterling Laney III
WOMBLE BOND DICKINSON (US) LLP
550 South Main Street, Suite 400
Greenville, SC 29601

Robert R. Ambler, Jr.
James E. Connelly
WOMBLE BOND DICKINSON (US) LLP
271 17th Street NW, Suite 2400
Atlanta, GA 30363

Alice Parham Casey WYCHE, P.A.
807 Gervais Street, Suite 301 Columbia, SC 29201

John Bielema
BRYAN CAVE LEIGHTON PAISNER LLP
1201 W. Peachtree Street NW
Atlanta, GA 30309

Burl F. Williams
BURL F. WILLIAMS, P.A.
201 Riverplace, Suite 501
Greenville, SC 29601

and
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

Michael R. Smith
B. Warren Pope
Benjamin Lee
KING & SPALDING LLP
1180 Peachtree Street, NE
Atlanta, GA 30309

13.Counsel for the Settling Parties are directed to promptly inform each other of any Objection served upon them (or that otherwise comes into their possession).

14.Any Current WAC Shareholder who fails to comply with the requirements of this Preliminary Approval Order shall waive and forfeit all rights they may otherwise be entitled to related to the Settlement or Settlement Hearing. Current WAC Shareholders do not need to appear at the hearing or take any other action to indicate their approval of the Stipulation.
15.Any Current WAC Shareholder who submits an Objection shall be deemed to have consented to the exclusive jurisdiction of this Court with respect to the Objection and all issues related thereto, including any order issued or findings made by the Court regarding the Objection.
16.The Settling Parties shall file with the Court (and serve on each other) any papers they wish to submit in support of the proposed settlement as follows:
a.Any motions for final approval of the proposed Settlement must be filed and served at least seven (7) days before the date of the Settlement Hearing as initially set by the Court in this Preliminary Approval Order; and
b.Any papers in response to the Objections must be filed and served at least seven (7) days before the date of the Settlement Hearing as initially set by the Court in this Preliminary Approval Order.
17.All proceedings in the Action are stayed until further order of the Court, except as may be necessary to implement the Settlement or comply with the terms of the Stipulation.
18.This Court may, for good cause, extend any of the deadlines set forth in this Preliminary Approval Order without further notice to Current WAC Shareholders.
19.Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing, liability, or non-liability of the Settling Parties or Released Persons, or of the validity or infirmity of any Released Claims; or (ii) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal, or administrative, other than to enforce the terms therein.
[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

20.The Court reserves the right to hold the Settlement Hearing telephonically or by videoconference without further notice to Current WAC Shareholders. Any Current WAC Shareholder (or his, her or its counsel) who wishes to appear at the Settlement Hearing should consult the Court’s calendar for any change in date, time or format of the Settlement Hearing. The Court may approve the Settlement and any of its terms, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current WAC Shareholders. The Court retains jurisdiction to consider all further applications arising out of or connected with the Settlement.
IT IS SO ORDERED.
________________________________              HONORABLE ROBIN B. STILWELL

[1] Except as otherwise expressly provided below or as the context otherwise requires, all capitalized terms contained herein shall have the same meanings and/or definitions as set forth in the Stipulation.

EXHIBIT C

116549.01049/125419537v.1

STATE OF SOUTH CAROLINA COUNTY OF GREENVILLE	) IN THE COURT OF COMMON PLEAS ) ) CASE NO. 2020-CP-23-04441

Paul Parshall, Derivatively on Behalf of World Acceptance Corp.,	) )
)
Plaintiff,	)
)
vs.	) FINAL ORDER AND JUDGEMENT )
)
R. Chad Prashad, Ken E. Bramlett, Jr.,
Charles D. Way, Darrell E. Whitaker,
Scott J. Vassalluzzo, Janet Lewis Matricciani, A. Alexander McClean, III, and James Gilreath,

Defendants,

and

World Acceptance Corp.,

Nominal Defendant
__________________________________

) ) ) ) ) ) ) ) ) ) ) ) ) )
This matter came before the Court for hearing pursuant to the Preliminary Approval Order of this Court, dated ____________, 2023 (“Preliminary Order”), on the motion of the parties for approval of the Settlement and Stipulation thereto.
The Court has reviewed and considered all documents, evidence, arguments, and objections (if any) presented in support of or against the Settlement. Being fully advised of the matter and finding that good cause exists, the Court enters this Final Order and Judgment.
IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:
1.This Final Order and Judgment incorporates by reference the definitions in the Stipulation and exhibits thereto, and all terms used herein shall have the same meanings as set forth in therein, unless otherwise stated.
2.This Court has jurisdiction over the subject matter of this case, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

116549.01049/125419537v.1

3.Based on evidence submitted, the Court finds that notice of the Settlement to Current WAC Shareholders was disseminated in accordance with the Preliminary Order. This Court further finds that the forms and contents of the Notice, as previously approved by the Court, complied with the requirements of due process, South Carolina Rule of Civil Procedure 23(b)(1), and therefore constituted due and sufficient notice of the matters set forth therein to all relevant Persons.
4.The Court finds that the terms of the Stipulation and Settlement are fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.
5.Pursuant to entry of this Final Order and Judgment, this Action and all claims contained therein against Defendants plus all Released Claims against each of the Defendants and Related Persons are hereby dismissed with prejudice. Each Settling Party is responsible for their own costs, except as otherwise provided in the Stipulation.
6.Upon the Effective Date, WAC, Plaintiff (on behalf of himself and derivatively on behalf of WAC), and all other Releasing Persons (derivatively or on behalf of WAC) shall be deemed to have, and by operation of the Final Order and Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Persons from the Released Claims. The Releasing Persons shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from initiating, instituting, commencing, maintaining, or prosecuting any of the Released Claims against any of the Released Persons. Upon the Effective Date, the Releasing Persons shall be deemed to have waived and relinquished, to the fullest extent permitted by law, the provisions, rights, and benefits of any state, federal, or foreign law, or principle of common law, which may have the effect of limiting the foregoing release. The foregoing release shall include a release of Unknown Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Parties to enforce the terms of the Stipulation or the Judgment.
7.Nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of Defendants and/or WAC against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives, including, but not limited to, any rights or claims by the Defendants under any directors’ and officers’ liability insurance or other applicable insurance coverage maintained by the Company. Nothing in the Stipulation constitutes or reflects a waiver or release of any rights or claims of the Defendants relating in any way to indemnification or advancement of attorneys’ fees relating to the Action or the Released Claims, whether under any written indemnification or advancement agreement, or under the Company’s charter, by-laws or operating agreement, or under applicable law.

116549.01049/125419537v.1

8.During the course of the litigation of the Action, all parties and their respective counsel at all times complied with the requirements of South Carolina Rule of Civil Procedure 11, and all other similar rules, laws, or statutes.
9.The Court hereby approves the Fee and Expense Amount and finds that such award is fair and reasonable.
10.Neither the Stipulation (including any Exhibits attached thereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be, or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Final Order and Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim, and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.
11.Without affecting the finality of this Final Order and Judgment in any way, this Court hereby retains continuing jurisdiction with respect to the implementation and enforcement of the terms of the Stipulation, except as otherwise provided in the Stipulation.
12.This Final Order and Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with the Rule 58 of the South Carolina Rules of Civil Procedure and all other similar laws.
IT IS SO ORDERED.

DATED: __________________
____________________________________
HONORABLE ROBIN B. STILWELL

116549.01049/125419537v.1